FOR IMMEDIATE RELEASE

Contact:	Stephen Larkin, Douglas Elliman Inc. 917-902-2503
Emily Claffey/Benjamin Spicehandler/Columbia Clancy, FGS Global,
212-687-8080 (U.S.)
44(0)2031788914(Europe)
J. Bryant Kirkland III, Douglas Elliman Inc.
305-579-8000

DOUGLAS ELLIMAN INC. REPORTS SECOND QUARTER 2023 FINANCIAL RESULTS

Second Quarter 2023 Highlights:
•Consolidated revenues of $275.9 million compared to $364.4 million in the prior year quarter
◦Douglas Elliman’s real estate brokerage segment achieved gross transaction value of approximately $9.9 billion, compared to approximately $13.6 billion in the prior year quarter.
◦Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.64 million.
•Consolidated operating loss of $8.3 million and real estate brokerage segment operating loss of $1.0 million, compared to operating income of $14.6 million and $21.6 million, respectively, in the prior year quarter
•Net loss attributed to Douglas Elliman of $5.2 million, or $0.06 per diluted common share, compared to net income of $10.2 million, or $0.12 per diluted common share, in the prior year quarter
•Adjusted EBITDA attributed to Douglas Elliman were a loss of $2.6 million, compared to income of $19.2 million in the prior year quarter.
•Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment of $2.5 million, compared to $24.4 million in the prior year quarter
First Half 2023 Highlights:
•Consolidated revenues of $489.9 million, compared to $673.3 million in the prior year period
◦Douglas Elliman’s real estate brokerage segment achieved gross transaction value of approximately $17.2 billion, compared to approximately $25.3 billion in the prior year period.
◦Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.61 million.

•Consolidated operating loss of $32.1 million and real estate brokerage segment operating loss of $18.4 million compared to operating income of $22.5 million and $36.1 million, respectively, in the prior year period
•Net loss attributed to Douglas Elliman of $22.8 million, or $0.28 per diluted common share, compared to net income of $16.8 million, or $0.20 per diluted common share, in the prior year period
•Adjusted EBITDA attributed to Douglas Elliman were a loss of $20.2 million compared to income of $31.9 million in the prior year
•Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment were a loss of $10.5 million compared to income of $42.1 million in the prior year period
MIAMI, FL, August 7, 2023 - Douglas Elliman Inc. (NYSE:DOUG) today announced financial results for the three and six months ended June 30, 2023.
“Douglas Elliman’s team of world class agents showed impressive resilience in spite of the continuing challenging backdrop of the second quarter, which was marked by limited listing inventory and significantly increased mortgage rates,” said Howard M. Lorber, Chairman and Chief Executive Officer of Douglas Elliman. “Douglas Elliman’s strong balance sheet, global network of leading agents and luxury brand continue to position us to take advantage of opportunities as real estate markets stabilize. We remain confident that our differentiated platform and approach will enable us to deliver growth over the long term.”
GAAP Financial Results
Three months ended June 30, 2023. Second quarter 2023 revenues were $275.9 million, compared to revenues of $364.4 million in the second quarter of 2022. The Company recorded an operating loss of $8.3 million in the second quarter of 2023, compared to operating income of $14.6 million in the second quarter of 2022. Net loss attributed to Douglas Elliman for the second quarter of 2023 was $5.2 million, or $0.06 per diluted common share, compared to net income of $10.2 million, or $0.12 per diluted common share, in the second quarter of 2022.
Six months ended June 30, 2023. For the six months ended June 30, 2023, revenues were $489.9 million, compared to revenues of $673.3 million for the six months ended June 30, 2022. The Company recorded operating loss of $32.1 million for the six months ended June 30, 2023, compared to operating income of $22.5 million for the six months ended June 30, 2022. Net loss attributed to Douglas Elliman for the six months ended June 30, 2023 was $22.8 million, or $0.28 per diluted common share, compared to net income of $16.8 million, or $0.20 per diluted common share, for the six months ended June 30, 2022.
Non-GAAP Financial Measures
Non-GAAP financial measures include adjustments for stock based compensation, equity in losses (earnings) from equity method investments and other, net (for purposes of Adjusted EBITDA). Reconciliations of non-GAAP financial measures to the comparable GAAP financial results for the three and six months ended June 30, 2023 and 2022 and the last twelve months ended June 30, 2023 are included in Tables 2, 3 and 4.
Three months ended June 30, 2023 compared to the three months ended June 30, 2022
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) were a loss of $2.6 million for the second quarter of 2023, compared to income of $19.2 million for the second quarter of 2022.
Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment (as described in Table 2 attached hereto) were $2.5 million for the second quarter of 2023, compared to $24.4 million for the second quarter of 2022.
Adjusted Net Loss attributed to Douglas Elliman (as described in Table 3 attached hereto) was $4.9 million, or $0.06 per diluted share, for the second quarter of 2023, compared to Adjusted Net Income attributed to Douglas Elliman of $9.7 million, or $0.11 per diluted share, for the second quarter of 2022.
Six months ended June 30, 2023 compared to the six months ended June 30, 2022
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) were a loss of $20.2 million for the six months ended June 30, 2023, compared to income of $31.9 million for the six months ended June 30, 2022.
Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment (as described in Table 2 attached hereto) were a loss of $10.5 million for the six months ended June 30, 2023, compared to income of $42.1 million for the six months ended June 30, 2022.

Adjusted Net Loss attributed to Douglas Elliman (as described in Table 3 attached hereto) was $21.6 million, or $0.27 per diluted share, for the six months ended June 30, 2023, compared to Adjusted Net Income attributed to Douglas Elliman of $16.2 million, or $0.19 per diluted share, for the six months ended June 30, 2022.
Gross Transaction Value
For the three months ended June 30, 2023, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, achieved gross transaction value of approximately $9.9 billion, compared to approximately $13.6 billion for the three months ended June 30, 2022. For the three months ended June 30, 2023, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.64 million.
For the six months ended June 30, 2023, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, achieved gross transaction value of approximately $17.2 billion compared to approximately $25.3 billion for the six months ended June 30, 2022. For the six months ended June 30, 2023, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.614 million.
Consolidated Balance Sheet
Douglas Elliman maintained a strong balance sheet with cash and cash equivalents of $130.4 million at June 30, 2023. This significant liquidity places the Company in a position of strength in the market.
Conference Call to Discuss Second Quarter 2023 Results
As previously announced, the Company will host a conference call and webcast on Tuesday, August 8, 2023 at 8:30 AM (ET) to discuss its second quarter 2023 results. Participants should pre-register for the call using the following link: https://conferencingportals.com/event/hCsPZgoR. Registered participants will receive an email with a calendar reminder, dial-in number and conference ID that allows immediate access to the call. The call will be available via live webcast at https://events.q4inc.com/attendee/126972503. Webcast participants should join the webcast at least 10 minutes prior to start time.
An archived replay of the call will be available shortly after the call ends on August 8, 2023 through August 22, 2023 at https://events.q4inc.com/attendee/696097083.
Non-GAAP Financial Measures
Adjusted EBITDA attributed to Douglas Elliman, Adjusted Net (Loss) Income attributed to Douglas Elliman, and financial measures for the last twelve months (“LTM”) ended June 30, 2023 (referred to as the “Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussion and analysis of its results of operations and enhance an understanding of its operating performance.
The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.
Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company’s business, and management does and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2, 3 and 4 is information relating to the Company’s Non-GAAP Financial Measures for the three and six months ended June 30, 2023 and 2022 and the last twelve months ended June 30, 2023.
About Douglas Elliman Inc.
Douglas Elliman Inc. (NYSE: DOUG, “Douglas Elliman”) owns Douglas Elliman Realty, LLC, which is one of the largest residential brokerage companies in the United States with operations in New York City, Long Island, Westchester, Connecticut, New Jersey, the Hamptons, Massachusetts, Florida, California, Texas, Colorado, Nevada, Connecticut, Maryland, Virginia, and Washington, D.C. In addition, Douglas Elliman sources, uses and invests in early-stage, disruptive property technology (“PropTech”) solutions and companies and provides other real estate services, including development marketing, property management and settlement and escrow services in select markets. Additional information concerning Douglas Elliman is available on its website, investors.elliman.com.
Investors and others should note that we may post information about Douglas Elliman on our website at investors.elliman.com or, if applicable, on our accounts on Facebook, Instagram, LinkedIn, TikTok, Twitter, YouTube or other social media platforms. It is possible that the postings or releases could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in Douglas Elliman to review the information we post on our website at investors.elliman.com and on our social media accounts.
Forward-Looking and Cautionary Statements
This press release includes forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical or current facts made in this document are forward-looking. We identify forward-looking statements in this document by using words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “continue” “could,” “potential,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar words or phrases or their negatives. Forward-looking statements reflect our current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons.
Risks and uncertainties that could cause our actual results to differ significantly from our current expectations are described in our Annual Report on Form 10-K for the year ended December 31, 2022 and, when filed, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. We undertake no responsibility to publicly update or revise any forward-looking statement except as required by applicable law.

[Financial Tables Follow]

TABLE 1
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Revenues:
Commissions and other brokerage income	$262,489	$348,831	$464,525	$643,940
Property management	9,375	10,046	18,152	19,245
Other ancillary services	4,048	5,482	7,217	10,074
Total revenues	275,912	364,359	489,894	673,259

Expenses:
Real estate agent commissions	204,802	267,182	360,904	490,604
Sales and marketing	22,161	22,136	43,400	41,442
Operations and support	17,324	19,563	36,217	37,654
General and administrative	31,259	32,875	63,554	65,705
Technology	6,163	5,989	12,175	11,282
Depreciation and amortization	1,993	1,986	4,032	4,065
Restructuring	507	—	1,717	—
Operating (loss) income	(8,297)	14,628	(32,105)	22,507

Other income (expenses):
Interest income	1,370	32	2,475	71
Equity in (losses) earnings from equity-method investments	(80)	(114)	(153)	418
Investment and other income	536	1,219	82	1,971
(Loss) income before provision for income taxes	(6,471)	15,765	(29,701)	24,967
Income tax (benefit) expense	(1,293)	5,546	(6,683)	8,463

Net (loss) income	(5,178)	10,219	(23,018)	16,504

Net (income) loss attributed to non-controlling interest	(41)	27	175	252

Net (loss) income attributed to Douglas Elliman Inc.	$(5,219)	$10,246	$(22,843)	$16,756

Per basic common share:

Net (loss) income applicable to common shares attributed to Douglas Elliman Inc.	$(0.06)	$0.12	$(0.28)	$0.20

Per diluted common share:

Net (loss) income applicable to common shares attributed to Douglas Elliman Inc.	$(0.06)	$0.12	$(0.28)	$0.20

TABLE 2
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Three Months Ended		Six Months Ended
	June 30,	December 31,	June 30,		June 30,
	2023	2022	2023	2022	2023	2022

Net (loss) income attributed to Douglas Elliman Inc.	$(45,221)	$(5,622)	$(5,219)	$10,246	$(22,843)	$16,756
Interest income, net	(4,183)	(1,779)	(1,370)	(32)	(2,475)	(71)
Income tax (benefit) expense	(8,643)	6,503	(1,293)	5,546	(6,683)	8,463
Net (loss) income attributed to non-controlling interest	(700)	(777)	41	(27)	(175)	(252)
Depreciation and amortization	7,979	8,012	1,993	1,986	4,032	4,065
EBITDA	$(50,768)	$6,337	$(5,848)	$17,719	$(28,144)	$28,961

Equity in losses (earnings) from equity-method investments (a)	1,134	563	80	114	153	(418)
Stock-based compensation expense (b)	12,051	11,138	3,401	2,659	6,224	5,311
Restructuring	1,717	—	507	—	1,717	—
Other, net	(1,540)	(3,429)	(536)	(1,219)	(82)	(1,971)
Adjusted EBITDA	(37,406)	14,609	(2,396)	19,273	(20,132)	31,883
Adjusted EBITDA attributed to non-controlling interest	221	342	(166)	(71)	(75)	46
Adjusted EBITDA attributed to Douglas Elliman Inc.	$(37,185)	$14,951	$(2,562)	$19,202	$(20,207)	$31,929

Operating (loss) income by Segment:
Real estate brokerage	$(32,480)	$21,993	$(1,014)	$21,575	$(18,357)	$36,116
Corporate and other	(26,673)	(26,534)	(7,283)	(6,947)	(13,748)	(13,609)
Total	$(59,153)	$(4,541)	$(8,297)	$14,628	$(32,105)	$22,507

Real estate brokerage segment
Operating (loss) income	$(32,480)	$21,993	$(1,014)	$21,575	$(18,357)	$36,116
Depreciation and amortization	7,979	8,012	1,993	1,986	4,032	4,065
Stock-based compensation	4,516	4,195	1,161	934	2,180	1,859
Restructuring	1,717	—	507	—	1,717	—
Adjusted EBITDA	(18,268)	34,200	2,647	24,495	(10,428)	42,040
Adjusted EBITDA attributed to non-controlling interest	221	342	(166)	(71)	(75)	46
Adjusted EBITDA attributed to Douglas Elliman Inc.	$(18,047)	$34,542	$2,481	$24,424	$(10,503)	$42,086

Corporate and other segment
Operating loss	$(26,673)	$(26,534)	$(7,283)	$(6,947)	$(13,748)	$(13,609)
Stock-based compensation	7,535	6,943	2,240	1,725	4,044	3,452
Adjusted EBITDA attributed to Douglas Elliman Inc.	$(19,138)	$(19,591)	$(5,043)	$(5,222)	$(9,704)	$(10,157)

a.Represents equity in earnings recognized from the Company’s investment in certain real estate businesses that are accounted for under the equity method and are not consolidated in the Company’s financial results.
b.Represents amortization of stock-based compensation. $4,516, $1,161, $934, $2,180, $1,859, and $4,195 are attributable to the Real estate brokerage segment for the last twelve months ended June 30, 2023, the three and six months ended June 30, 2023, and 2022, and the year ended December 31, 2022, respectively. $7,535, $2,240, $1,725, $4,044, $3,452, and $6,943 are attributable to the Corporate and other segment for the last twelve months ended June 30, 2023, the three and six months ended June 30, 2023 and 2022, and the year ended December 31, 2022, respectively.

TABLE 3
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET (LOSS) INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022

Net (loss) income attributed to Douglas Elliman Inc.	$(5,219)	$10,246	$(22,843)	$16,756

Restructuring	507	—	1,717	—
Income related to Tax Disaffiliation indemnification	—	(553)	—	(553)
Total adjustments	507	(553)	1,717	(553)

Tax expense related to adjustments	(155)	—	(523)	—
Adjusted net (loss) income attributed to Douglas Elliman Inc.	$(4,867)	$9,693	$(21,649)	$16,203

Per diluted common share:

Adjusted net (loss) income applicable to common shares attributed to Douglas Elliman Inc.	$(0.06)	$0.11	$(0.27)	$0.19

TABLE 4
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF REVENUES
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Three Months Ended		Six Months Ended
	June 30,	December 31,	June 30,		June 30,
	2023	2022	2023	2022	2023	2022
Revenues:
Commissions and other brokerage income	$920,470	$1,099,885	$262,489	$348,831	$464,525	$643,940
Property management	34,929	36,022	9,375	10,046	18,152	19,245
Other ancillary services	14,413	17,270	4,048	5,482	7,217	10,074
Total revenues	$969,812	$1,153,177	$275,912	$364,359	$489,894	$673,259

Gross transaction value (in billions)	$34.9	$42.9	$9.9	$13.6	$17.2	$25.3
Total transactions	22,243	26,573	6,038	7,789	10,671	15,001